Press Release

Contact:

Michael Grossi
Comverse, Inc.
michael.grossi@comverse.com
+1-781-224-8030

Comverse Signs Definitive Agreement to Acquire Acision; Combined Company to Extend Global Leadership in
Next-Generation Digital Service Solutions
Combined Entity Will Incorporate Best-of-breed Complementary Products and Technologies to Drive Increased Global Footprint, Market Leadership in Messaging and Digital Services

WAKEFIELD, Mass., June 15, 2015 - Comverse, Inc. (Nasdaq: CNSI), a global leader in digital services, today announced that it has entered into a definitive agreement to acquire Acision, a privately-held leader in secure mobile messaging and engagement services, based in Reading, United Kingdom. Comverse will acquire Acision for a purchase price consisting of approximately $135 million in cash, 3.13 million shares of Comverse’s common stock, and potential earnout payments of up to $35 million. In addition, Comverse will seek to maintain Acision’s existing $157 million senior credit facility following completion of the transaction. The Boards of Directors of Comverse and Acision have approved the transaction, which, subject to satisfying closing conditions, is expected to be complete by the end of the third calendar quarter. Following completion of the transaction, the new company will be led by a team comprised of executives from both organizations under the leadership of Comverse CEO Philippe Tartavull and the company will remain headquartered in Wakefield, Massachusetts, USA.

Enabling Today’s Digital Services
In addition to offering market-leading Cloud Multi-VAS and IP messaging solutions, the combined company will provide Service Providers, Over the Top (OTT), and Enterprise customers with a wide array of fast-growing mobile monetization, enterprise messaging and digital services in high growth segments. Comverse helps Communication Service Providers (CSPs) transition to Digital Service Providers (DSPs) and gain competitive advantage through a portfolio of solutions that help them monetize the coming “fourth wave” of digital services. The combined company’s expanded portfolio will extend into new digital application areas including data analytics, secure enterprise application-to-person (A2P) messaging, credit orchestration, two-factor authentication, and Machine-to-Machine (M2M) communication as well as Rich Communication Services (RCS), WebRTC, and APIs for rapid service creation.

“Continued consolidation in the Service Provider space creates the need for strong suppliers,” said Philippe Tartavull, President and Chief Executive Officer, Comverse. “Our acquisition of Acision underscores Comverse’s commitment to quickly building scale and market leadership in the fast-growing digital services sector. This acquisition creates a formidable platform for innovation that is expected to serve our customers’ current and evolving needs. Acision brings a diverse portfolio of mobile monetization and rich enterprise messaging solutions complementing Comverse’s market leading digital services platform. The combined portfolio will allow us to enable our service provider and enterprise customers to deliver and monetize a new array of advanced digital services to their customers.”

“Today’s acquisition is in line with our growth strategy to broaden our reach and capabilities, and brings two leading companies together to deliver the very latest monetizable, rich communication services for mobile operators and enterprises worldwide,” said Didier Bench, Executive Chairman at Acision. “The two companies are well aligned in their respective visions and strategies, yet were operating in largely complementary markets. We believe that joining forces is in the best interests of both our customers and our employees, and our commitment to them and the products we provide will remain our highest priority. By combining our resources, we can provide our customers and partners with access to an extended portfolio of digital products and services, with high quality innovation as well as the best in class knowledge and expertise.”

“The combination of Acision and Comverse creates a market leader in the high growth digital services segment,” commented Jorg Mohaupt, Head of TMT at Access Industries, majority shareholder of Acision. “We are excited about the potential of this acquisition and the resulting value creation for our shareholders.”
About Acision
Acision connects the world by powering relevant, seamless mobile engagement services that interoperate across IP platforms and enrich the user experience creating value and new communication opportunities for carriers, enterprises and consumers across the world. For more information, visit Acision at http://www.acision.com

About Comverse
Comverse empowers people to engage with each other, services, and things as part of their multi-device, digital lifestyle.  We help service providers and enterprises deliver and monetize innovative digital experiences through an award-winning portfolio of cloud-based software solutions, backed by expert services.  You can find us at www.comverse.com

Forward-Looking Statements
This press release includes “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. These forward-looking statements include statements regarding benefits of the proposed transaction, including future financial and operating results, expected capitalization at the closing of the transaction, expected synergies and anticipated future financial operating performance, our and Acision’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties relate to (among other factors) the market price of our stock, operating expenses and cash flows, variability of our tax provision, and the additional risks described in the sections entitled “Forward-Looking Statements” and Item 1A, “Risk Factors” and elsewhere in the company's Annual Report on Form 10-K, or in subsequently filed periodic, current or other reports. In addition to the risks and uncertainties set forth in our SEC filings, the forward-looking statements described in this press release could be affected by the following, among other things, (i) conditions to the closing of the transaction may not be satisfied; (ii) problems may arise in successfully integrating the Acision business into our current business, which may result in our not operating as effectively and efficiently as expected; (iii) we may be unable to achieve expected synergies or it may take longer than expected to achieve such synergies; (iv) the transaction may involve unexpected costs or unexpected liabilities; (v) our business may suffer as a result of uncertainty surrounding the transaction; (vi) our industry may be subject to future regulatory or legislative actions that could adversely affect us; and (vii) we may be adversely affected by other economic, business, and/or competitive factors. We undertake no commitment to update or revise any forward-looking statements except as required by law.

These risks and uncertainties discussed above, as well as others, are discussed in greater detail in our filings with the SEC. The documents and reports we file with the SEC are available through us, or our website, www.comverse.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov.